LOOMIS SAYLES RESEARCH FUND

Supplement dated July 9, 2009 to the Natixis Funds Statement of Additional Information – Part II,

dated February 1, 2009, as may be revised or supplemented from time to time.

The Board of Trustees of Loomis Sayles Funds II has approved changes to the investment strategy and name of the Loomis Sayles Research Fund (the “Fund”). Accordingly, effective October 1, 2009, all references to the Fund’s name in the Statement of Additional Information are hereby replaced with “Loomis Sayles Disciplined Equity Fund.”

LOOMIS SAYLES RESEARCH FUND

Supplement dated July 9, 2009 to the Natixis Funds Statement of Additional Information – Part I,

dated February 1, 2009, as may be revised or supplemented from time to time.

The Board of Trustees of Loomis Sayles Funds II has approved changes to the investment strategy and name of the Loomis Sayles Research Fund (the “Fund”). Effective October 1, 2009, the Fund’s name will change to the “Loomis Sayles Disciplined Equity Fund” and it is expected that the Fund’s investment restrictions will be revised as described below.

Effective on or about October 1, 2009, under the sub-section “Investment Restrictions” with respect to the Loomis Sayles Research Fund, the following is hereby added following investment restriction 14:

(15) Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in equity securities and securities and other investments convertible into equity securities (such as convertible bonds and warrants) or whose returns are derived from equity securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC.

In restriction (15), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.